Allowance for Credit Losses	3 Months Ended
Mar. 31, 2025
Credit Loss [Abstract]
Allowance for Credit Losses

6. Allowance for credit losses

The Company has exposure to credit losses for financial assets, including settlement receivables, accounts receivable, and financial guarantee contracts to the extent that a chargeback claim is made against the Company directly or to the Company’s merchants on card purchases.

The following table summarizes the expected credit allowance activity for settlement receivables, net; accounts receivable, net; and financial guarantee contracts and other, for the three months ended March 31, 2025:

	Accounts receivable, net	Settlement receivables, net (2)	Financial guarantee contracts and other	Total allowance for current expected credit losses
Balance as of December 31, 2024	$7,994	$4,082	$11,122	$23,198
Credit loss expense	7,493	1,372	(2,450)	6,415
Recoveries	579	980	-	1,559
Write-Offs	(11,665)	(1,690)	(43)	(13,398)
Other (1)	34	76	93	203
Balance as of March 31, 2025	$4,435	$4,820	$8,722	$17,977

(1)
Other mainly relates to the impact of foreign exchange.
(2)
For the three months ended March 31, 2025 and 2024, recoveries / (losses) from freestanding credit enhancements related to Settlement receivables, net were $403 and ($289), respectively, which are recorded separately from expected credit losses in "Selling, general and administrative" in the unaudited condensed consolidated statement of comprehensive loss.

Credit loss expense for the three months ended March 31, 2025 and 2024 was $6,415 and $8,759, respectively. The decrease in credit loss expense was partially due to decreased volume of transactions in the Merchant Solutions segment following the disposal of the direct marketing payment processing business line (Note 10), as well as a decrease in aged accounts. Write-offs were $13,398 and $11,189 for the three months ended March 31, 2025 and 2024, respectively. The increase was driven by the write off of irrecoverable amounts receivable in the Merchant Solutions segment.